SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            ------------------------

                                 Date of Report
                                (Date of earliest
                                 event reported):    May 22, 2003
                                                     ------------

                                STEIN MART, INC.
             (Exact name of registrant as specified in its charter)


      Florida                       0-20052                      64-0466198
-------------------          ---------------------          --------------------
  (State or other              (Commission File                 (IRS Employer
  jurisdiction of                   Number)                  Identification No.)
  incorporation)

               1200 Riverplace Blvd., Jacksonville, Florida 32207
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (904) 346-1500
                       ----------------------------------
                         (Registrant's telephone number)

ITEM 12  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 22, 2003, Stein Mart, Inc. issued a press release, a copy of which is attached as Exhibit 99.1, that includes earnings guidance for the fiscal quarter ended May 3, 2003.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STEIN MART, INC.
                                   (registrant)


May 29, 2003                       By:   /s/ James G. Delfs
                                   ---------------------------------------------
                                   James G. Delfs
                                   Senior Vice President and
                                   Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Press Release dated May 22, 2003

                                       4